UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 15, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                          0-22011             86-0760991
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(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)


     2575 East Camelback Road, Ste. 450, Phoenix, AZ                  85016
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        (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112

                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
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         Effective September 15, 2006, Nirmal Mulye, Ph.D. resigned as a member the Registrant's Board of Directors.

         Such resignation was the result of disagreements between Dr. Mulye and the remainder of the Board of Directors as a result of which Dr. Mulye has alleged that his meaningful participation in his role as a director of the Registrant has been curtailed. Dr. Mulye continues to serve as the Chief Scientific Officer of the Registrant.

         Attached hereto as Exhibit 17.1 is a copy of the Letter, dated September 15, 2006, from Dr. Mulye, addressed to the Registrant.

         The Registrant intends to consider other candidates to fill the vacancy created by Dr. Mulye's resignation.

         The Registrant is providing to Dr. Mulye a copy of this Current Report on Form 8-K, together with the exhibit hereto, simultaneously with the filing hereof.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             17.1 Letter from resigning director Nirmal Mulye, Ph.D., dated September 15, 2006

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: SEPTEMBER 18, 2006

                                              SYNOVICS PHARMACEUTICALS, INC.

                                              BY:     /s/ RONALD H. LANE
                                                      --------------------------
                                              NAME:   RONALD H. LANE, PHD.
                                              TITLE:  PRESIDENT


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